Earnings Per Share	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Earnings Per Share Text Block
EARNINGS PER SHARE

(dollars in millions, except per share amounts; shares in millions)	2016	2015	2014
Net income attributable to common shareowners:
Net income from continuing operations	$5,065	$3,996	$6,066
Net (loss) income from discontinued operations	(10)	3,612	154
Net income attributable to common shareowners	$5,055	$7,608	$6,220
Basic weighted average number of shares outstanding	818.2	872.7	898.3
Stock awards	7.9	10.5	13.3
Diluted weighted average number of shares outstanding	826.1	883.2	911.6
Earnings Per Share of Common Stock—Basic:
Net income from continuing operations	$6.19	$4.58	$6.75
Net (loss) income from discontinued operations	(0.01)	4.14	0.17
Net income attributable to common shareowners	6.18	8.72	6.92
Earnings Per Share of Common Stock—Diluted:
Net income from continuing operations	$6.13	$4.53	$6.65
Net (loss) income from discontinued operations	(0.01)	4.09	0.17
Net income attributable to common shareowners	6.12	8.61	6.82

The computation of diluted earnings per share excludes the effect of the potential exercise of stock awards, including stock appreciation rights and stock options, when the average market price of the common stock is lower than the exercise price of the related stock awards during the period. These outstanding stock awards are not included in the computation of diluted earnings per share because the effect would have been anti-dilutive. For 2016, 2015 and 2014, there were 14.5 million, 9.7 million and 3.5 million anti-dilutive stock awards excluded from the computation, respectively.